                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                FEBRUARY 25, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             ARCH CAPITAL GROUP LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      BERMUDA                      0-26456                         N/A
----------------------- ------------------------------ -------------------------
  (State or other          (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                           Identification No.)
  incorporation or
   organization)

              WESSEX HOUSE, 45 REID STREET, HAMILTON HM 12 BERMUDA
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (441) 278-9250

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.    EXHIBITS.

EXHIBIT NO.        DESCRIPTION
-----------        -----------
99                 Press Release dated February 24, 2003, announcing
                   the Company's earnings for the three- and
                   twelve-month periods ended December 31, 2002.

ITEM 9.    REGULATION FD DISCLOSURE.

     Attached hereto as Exhibit 99 is a press release on February 24, 2003, announcing the Company's earnings for the three- and twelve- month periods ended December 31, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                       ARCH CAPITAL GROUP LTD.


Date: February 25, 2003                By:  /s/ John D. Vollaro
                                           -------------------------------------
                                           Name:  John D. Vollaro
                                           Title: Executive Vice President and
                                                  Chief Financial Officer